Exhibit 10.3

Rocky Mountain Chocolate Factory, Inc.

265 Turner Drive

Durango, Colorado 81303

December 17, 2025

Global Value Investment Corp.

1433 N. Water Street, Suite 400

Milwaukee, Wisconsin 53202

Attn: James P. Geygan

Ladies and Gentlemen:

Reference is made to the letter agreement, dated November 26, 2024 (the “Agreement”), between (a) Rocky Mountain Chocolate Factory, Inc. (“Company”) and (b) Global Value Investment Corp. and certain other related Persons (collectively, the “Global Value Signatories”). Capitalized terms used in this letter and not otherwise defined have the meaning given to them in the Agreement.

This letter confirms that Section 8(p) of the Agreement is amended to replace the reference to “29.9 percent” with “25.0 percent.”

The amendment to the Agreement contemplated by this letter will be automatically effective immediately following the closing of the acquisition in a single transaction of no less than 1,500,000 shares of Company’s common stock by ARM-D Rocky Mountain Chocolate Holdings LLC.

Except as expressly amended by this letter, all terms, conditions and provisions of the Agreement remain in full force and effect without modification.

This letter may be executed in counterparts, including electronically.

*         *         *

Very truly yours,

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

By:	/s/ Jeff Geygan
Name: Jeff Geygan
Title: Interim CEO

ACCEPTED AND AGREED

as of the date written above:

GLOBAL VALUE SIGNATORIES

GLOBAL VALUE INVESTMENT CORP.

By:	/s/ James P. Geygan
Name: James P. Geygan
Title: Chief Executive Officer

GVP 2021-A, L.P.
By:	GVP 2021-A, L.L.C.
By:	GLOBAL VALUE INVESTMENT CORP.

By:	/s/ James P. Geygan
Name: James P. Geygan
Title: Chief Executive Officer

GVP 2021-A, L.L.C.
By:	GLOBAL VALUE INVESTMENT CORP.

By:	/s/ James P. Geygan
Name: James P. Geygan
Title: Chief Executive Officer

JEFFREY R. GEYGAN

/s/ Jeffrey R. Geygan

JAMES P. GEYGAN

/s/ James P. Geygan

STACY A. WILKE

/s/ Stacy A. Wilke

KATHLEEN M. GEYGAN

/s/ Kathleen M. Geygan

SHAWN G. RICE

/s/ Shawn G. Rice